EXHIBIT 13.1

CERTIFICATION PURSUANT TO 18 U.S. C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of BrasilAgro—Companhia Brasileira de Propriedades Agrícolas (the “Company”) on Form 20-F for the fiscal year ended June 30, 2017, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, André Guillaumon, Chief Executive Officer and  Chief Operating Officer, certify, pursuant to 18 U.S. C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that:

(i)       the Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii)      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ André Guillaumon
Name: André Guillaumon
Title: Chief Executive Officer and Chief Operating Officer

October 25, 2017